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                                                                   EXHIBIT 23.01

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation of our report dated April 18, 2000 included in this Form 8-K, into Flextronics International Ltd.'s previously filed Registration Statements No.'s 333-87139 and 333-87601 on Form S-3 and Registration Statement No.'s 333-42255, 333-71049, 333-95189, 333-34016 and 333-34698 on Form S-8.




                                         ARTHUR ANDERSEN LLP

San Jose, California
September 19, 2000